UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
July 16, 2024 (July 12, 2024)
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Veralto Corporation
(Exact Name of Registrant as Specified in Its Charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

001-41770	92-1941413
(Commission File Number)	(IRS Employer Identification No.)

225 Wyman St., Suite 250
Waltham, MA 02451	781-755-3655
(Address of Principal Executive Offices)	(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	VLTO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On July 12, 2024, the Board of Directors (the “Board”) of Veralto Corporation (the “Company”) appointed Vijay P. Sankaran as a Class I member of the Board, effective July 12, 2024. In connection with Mr. Sankaran’s appointment, the Board will increase its size from 11 to 12 members, effective July 12, 2024, with nine of those members, including Mr. Sankaran, qualifying as independent under the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines.
There are no arrangements or understandings between Mr. Sankaran and any other persons in connection with his appointment. Mr. Sankaran is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Sankaran has been appointed to serve on the Audit Committee of the Board.
Mr. Sankaran will receive compensation as a non-employee director in accordance with the non-employee director compensation practices described under the heading "Director Compensation" in the Company’s Annual Meeting Proxy Statement filed with the Securities and Exchange Commission on March 29, 2024, which is incorporated by reference herein. The Company and Mr. Sankaran will enter into the Company’s standard form of indemnification agreement filed as Exhibit 10.12 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission on February 28, 2024.
On July 16, 2024, the Company issued a press release announcing this change to the Company’s Board, which is attached as Exhibit 99.1 hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release of Veralto Corporation, dated as of July 16, 2024
104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERALTO CORPORATION

Date: July 16, 2024	By:	/s/ James A. Tanaka
Name: James A. Tanaka
Title: Vice President, Securities & Governance and Secretary